Exhibit 10.1

CONSENT AGREEMENT

THIS CONSENT AGREEMENT dated October 24, 2022 (this “Agreement”) is made by and between CBG Holdings LLC, a limited liability company existing under the laws of the State of Delaware (“CBG”), Greenstar Canada Investment Limited Partnership, a limited partnership existing under the laws of the Province of British Columbia (“GCILP”) and Canopy Growth Corporation, a corporation existing under the federal laws of Canada (the “Company”).

WHEREAS on November 2, 2017, GCILP and the Company entered into an investor rights agreement (the “Original Investor Rights Agreement”);

AND WHEREAS on June 20, 2018, GCILP acquired $200,000,000 aggregate principal amount of senior notes due 2023 (the “Notes”) issued by the Company;

AND WHEREAS on November 1, 2018, the Company, CBG and GCILP entered into an amended and restated investor rights agreement for the purpose of amending and restating the Original Investor Rights Agreement in its entirety (the “Amended and Restated Investor Rights Agreement”);

AND WHEREAS on November 1, 2018, the Company and Constellation Brands, Inc. (“CBI”) entered into an administrative services agreement (the “Administrative Services Agreement”);

AND WHEREAS on November 1, 2018, CBG purchased from the Company 104,500,000 common shares in the capital of the Company (the “Common Shares”) and 139,745,453 common share purchase warrants (the “Original Warrants”) representing the right to purchase up to 139,745,453 Common Shares;

AND WHEREAS on April 18, 2019, the Company, CBG and GCILP entered into a second amended and restated investor rights agreement for the purpose of amending and restating the Amended and Restated Investor Rights Agreement in its entirety (the “Second Amended and Restated Investor Rights Agreement”);

AND WHEREAS on April 18, 2019, the Company and CBG entered into a consent agreement (the “Frontrunner Consent Agreement”) related to the provision of CBG’s consent to the arrangement agreement dated April 18, 2019 between the Company and Acreage Holdings, Inc. (“Acreage”) as amended on May 15, 2019 (the “Original Acreage Agreement”);

AND WHEREAS on June 27, 2019, the Company amended the Original Warrants and issued CBG (i) 88,472,861 common share purchase warrants representing the right to purchase up to 88,472,861 Common Shares at an exercise price of $50.40 expiring on November 1, 2023 (the “Tranche A Warrants”); (ii) 38,454,444 common share purchase warrants representing the right to purchase up to 38,454,444 Common Shares at an exercise price of $76.68 expiring on November 1, 2026 (the “Tranche B Warrants”); and (iii) 12,818,148 common share purchase warrants representing the right to purchase up to 12,818,148 Common Shares at an exercise price equal to the Current Market Price (as defined therein) expiring on November 1, 2026 (the “Tranche C Warrants”);

AND WHEREAS on June 24, 2020, the Company and CBG entered into a consent agreement (the “Phenomenon Consent Agreement”) related to the provision of CBG’s consent to the proposal agreement dated June 24, 2020 between the Company and Acreage in connection with the second amendment to the Original Acreage Agreement;

AND WHEREAS on July 18, 2022, the Company purchased $100,000,000 aggregate principal amount of the Notes from GCILP in exchange for 29,245,456 Common Shares;

AND WHEREAS the Company has expressed to CBG and GCILP an intention to complete a corporate reorganization on the terms set forth in the steps plan attached as Exhibit “A” hereto (the “Project”) to consolidate its portfolio of investments in certain entities that engage in operations in the United States involving marijuana (as defined in The Controlled Substances Act) into Canopy USA, LLC, a Delaware limited liability company (“Canopy USA”);

AND WHEREAS following the completion of the Project, Canopy USA will hold all the Company’s U.S. cannabis investments, with the following classes of shares authorized for issuance: class A membership interests (the “Class A Shares”); class B membership interests (the “Class B Shares”); and exchangeable membership interests (the “Non-Voting Shares”);

AND WHEREAS the Company currently holds, indirectly, Class B Shares that are convertible, immediately upon issuance by Canopy USA of any Class A Shares (a “Conversion Event”), into Non-Voting Shares, which do not carry any voting rights, rights to receive dividends or other rights upon dissolution of Canopy USA;

AND WHEREAS as part of the Project, Canopy USA intends to raise funds from one or more third-party investor(s) (the “Investor(s)”) in a single transaction or a series of transactions, pursuant to which Canopy USA will issue Class A Shares to the Investor(s) (the “Class A Issuance”) and concurrent with the first Class A Issuance, a Conversion Event will be deemed to occur, resulting in the automatic conversion of all Class B Shares into Non-Voting Shares (the “Share Exchange”);

AND WHEREAS pursuant to the Second Amended and Restated Investor Rights Agreement, the completion of the Project is subject to the prior written consent of CBG;

AND WHEREAS CBG and GCILP are prepared to consent to the completion of the Project, including the Class A Issuance and the Share Exchange, subject to the terms and conditions set forth in this Agreement;

AND WHEREAS in connection with the Project, on October 24, 2022 the Company, 11065220 Canada Inc., a wholly-owned subsidiary of the Company, and Canopy USA entered into a protection agreement to provide for, among other things, certain covenants in order to preserve the value of the Non-Voting Shares held by the Company (the “Protection Agreement”);

AND WHEREAS in connection with the Project, on October 24, 2022, the Company and Acreage entered into an arrangement agreement (the “Floating Share Agreement”) related to the acquisition by the Company of all of the issued and outstanding Class D subordinate voting shares of Acreage (the “Floating Shares”), provided that the acquisition of the Floating Shares shall not occur until CBG and GCILP, in their sole and absolute discretion, have delivered a notice of conversion in respect of the Common Shares held by them to convert such Common Shares held into Exchangeable Shares (as defined below);

AND WHEREAS the terms of the Floating Share Agreement require the Company to exercise the Purchaser Call Option (as defined in the Original Acreage Agreement) promptly and in any event within one business day of CBG and GCILP, in their sole and absolute discretion, having delivered a notice of conversion in respect of their Common Shares into Exchangeable Shares (the time of such notice having been delivered is referred to as the “Exchange Time”);

AND WHEREAS the terms of the Floating Share Agreement require the Company to irrevocably waive its existing option (the “Floating Share Option”) to acquire the Floating Shares at a price of at least US$6.41;

AND WHEREAS in connection with the Project, the Company will disseminate a press release promptly following the execution and delivery of this Agreement (the “Press Release”), in the form attached as Exhibit “B” hereto;

AND WHEREAS the Company has proposed to amend its articles of incorporation in order to create a new class of exchangeable shares (the “Exchangeable Shares”) that will be non-voting and non-participating, pursuant to the articles of amendment, the form of which is attached as Exhibit “C” hereto (the “Articles of Amendment”);

AND WHEREAS in order authorize the creation of the Exchangeable Shares, the Company proposes to call a special meeting of shareholders of the Company (the “Shareholders”) to be held on or about January 10, 2023 (the “Meeting”) in order to approve a special resolution (the “Resolution”) authorizing the creation of the Exchangeable Shares;

AND WHEREAS CBG and GCILP have agreed to sign a voting support agreement with the Company (the “Voting Support Agreement”), in the form attached hereto as Schedule “A” in order to vote all of the Common Shares held by CBG and GCILP in favour of the Resolution;

AND WHEREAS if CBG and GCILP, in their sole and absolute discretion, exchange the Common Shares held by them into Exchangeable Shares, the following actions will occur (a) the surrender by CBG of the Tranche A Warrants, the Tranche B Warrants and the Tranche C Warrants to the Company for cancellation (the “Surrender for Cancellation”), pursuant to the Surrender for Cancellation substantially in the form attached hereto as Schedule “B”; (b) the termination of Second Amended and Restated Investor Rights Agreement, pursuant to the IRA Termination Agreement substantially in the form attached hereto as Schedule “C”; (c) the termination of the Frontrunner Consent Agreement (the “Frontrunner Consent Termination”) pursuant to the termination agreement, substantially in the form attached hereto as Schedule “D”; (d) the termination of the Phenomenon Consent Agreement (the “Phenomenon Consent Termination”) pursuant to the termination agreement substantially in the form attached hereto as Schedule “E”;; (e) the termination of the Administrative Services Agreement, pursuant to the ASA Termination Agreement substantially in the form attached as Schedule “F”; and (f) the termination of all other agreements between the Company, on the one hand, and CBI and its affiliates, on the other hand (including the co-development), pursuant to the Omnibus Termination Agreement substantially in the form attached as Schedule “G” (excluding the termination of the specific agreements contemplated by such Omnibus Termination Agreement).

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

ARTICLE 1

GENERAL MATTERS

1.1	Schedules and Exhibits

The following schedules and exhibits form an integral part of this Agreement:

Schedule A	–	Form of Voting Support Agreement
Schedule B	–	Form of Surrender for Cancellation
Schedule C	–	Form of IRA Termination Agreement
Schedule D	–	Form of Frontrunner Consent Termination
Schedule E	–	Form of Phenomenon Consent Termination

Schedule F	–	Form of ASA Termination Agreement
Schedule G	–	Form of Omnibus Termination Agreement
Exhibit A	–	Project Steps Plan
Exhibit B	–	Press Release
Exhibit C	–	Form of Articles of Amendment

ARTICLE 2

CONSENT

2.1	CBG Consent

Subject to the terms and conditions of this Agreement, CBG hereby consents to (i) the completion of the Project on the terms and conditions set forth in the steps plan for the Project attached hereto as Exhibit “A”; and (ii) the irrevocable waiver by the Company of the Floating Share Option.

2.2	GCILP Consent

Subject to the terms and conditions of this Agreement, GCILP hereby consents to (i) the completion of the Project on the terms and conditions set forth in the steps plan for the Project attached hereto as Exhibit “A”; and (ii) the irrevocable waiver by the Company of the Floating Share Option.

2.3	Voting Support Agreement

The Company, CBG and GCILP hereby agree to enter into the Voting Support Agreement.

2.4	The Project

Concurrently with the execution of this Agreement, the Company shall complete the Project in accordance with the steps plan set forth as Exhibit “A” (except for such changes as may otherwise be agreed by CBG in writing) and shall provide to CBG and GCILP fully executed and certified copies of all documents evidencing the transactions contemplated by the Project (the “Project Documents”) and the Company shall not, until the Exchange Time, take any steps to amend, modify, waive, grant consent under or terminate the Project or the Project Documents without the prior written consent of CBG.

2.5	Exchange

(a)	Subject to the terms and conditions of this Agreement, at the Exchange Time:

(i)	the Company, CBG and GCILP will:

(A)	enter into the Surrender for Cancellation to effect the surrender of the Tranche A Warrants, Tranche B Warrants and Tranche C Warrants in accordance with the terms of the Surrender for Cancellation;

(B)	enter into the Frontrunner Consent Termination to terminate the Frontrunner Consent Agreement in accordance with the terms of the Frontrunner Consent Termination;

(C)	enter into the Phenomenon Consent Termination to terminate the Phenomenon Consent Agreement in accordance with the terms of the Phenomenon Consent Termination; and

(D)	enter into the IRA Termination Agreement to terminate the IRA in accordance with the terms of the IRA Termination Agreement;

(ii)

the Company and Constellation Brands, Inc. shall enter into (A) the ASA Termination Agreement to terminate the ASA in accordance with the terms of the ASA Termination Agreement; and (B) the Omnibus Termination Agreement to terminate all other agreements between the Company, on the one hand, and CBI and its affiliates, on the other hand (including the co-development agreement) in accordance with the terms of the Omnibus Termination Agreement (other than the specific agreements contemplated by such Omnibus Termination Agreement); and

(iii)

each nominee of CBG serving on the board of directors of the Company shall (except as otherwise agreed by CBG and GCILP) resign and such nominees and any former nominees of CBG shall enter into a resignation and release agreement with the Company providing for the resignation by any such acting directors and the release by the Company of any and all claims against such acting directors and any former directors, provided, however, that, for certainty, CBG and GCILP shall have no obligation to deliver a notice of conversion of their Common Shares into Exchangeable Shares or to convert their Common Shares into Exchangeable Shares and any such determination shall be made by CBG and GCILP in their sole and absolute discretion.

(b)

Completion of the exchange of Common Shares into Exchangeable Shares and the other transactions set forth in Section 2.5(a) shall be subject to the satisfaction of, or compliance with, each of the following conditions precedent (each of which is acknowledged to be inserted for the exclusive benefit of CBG and GCILP and may only be waived by them in their sole and absolute discretion:

(i)

the Exchange Time shall have occurred on the later of: (i) sixty (60) days from Meeting approving the Resolution authorizing the creation of the Exchangeable Shares and (ii) February 28, 2023 (the “Termination Date”);

(ii)

the Company shall have performed or complied with, in all respects, all of its obligations and covenants under this Agreement and CBG and GCILP shall have received a certificate from a senior officer of the Company confirming the same upon request of CBG or GCILP at least one business day prior to the Exchange Time;

(iii)

all of the representations and warranties of the Company made in this Agreement shall be true and correct at the Exchange Time and with the same effect as if made at and as of the Exchange Time and CBG and GCILP shall have received a certificate from a senior officer of the Company confirming the same upon request of CBG or GCILP at least one business day prior to the Exchange Time;

(iv)

the Company shall have delivered and CBG and GCILP shall have received a compliance certificate addressed to CBG and GCILP, in the manner contemplated by the Second Amended and Restated Investor Rights Agreement dated not earlier than one business day prior to the Exchange Time upon request of CBG or GCILP at least two business days prior to the Exchange Time;

(v)

the Project Documents shall have been entered into in accordance with the steps plan attached as Exhibit “A” hereto and be in form satisfactory to CBG and GCILP, and shall not have been amended (other than with the prior written consent of CBG and GCILP in their sole discretion);

(vi)	any third-party consents received by the Company in connection with the Project shall remain in full force and effect, unamended;

(vii)

the United States Securities and Exchange Commission shall have approved the Company’s proxy statement for the Meeting without material changes from the draft presented to CBG and CGILP on the date hereof;

(viii)

the articles of amendment filed by the Company with Corporations Canada to authorize the creation of the Exchangeable Shares shall be in the form of the Articles of Amendment contemplated by this Agreement and shall be in full force and effect and unamended;

(ix)	the Shareholders have approved the Resolution at the Meeting;

(x)	the Company shall not be in breach of any of its obligations under the Second Amended and Restated Investor Rights Agreement, the Frontrunner Consent Agreement or the Phenomenon Consent Agreement;

(xi)	no suit, action, arbitration or legal, administrative, governmental or other proceeding or investigation (“Dispute”) is threatened or pending to challenge or enjoin the transaction; and

(xii)

no governmental or regulatory authority has threatened or instituted or commenced any Dispute with respect to the matters contemplated by this Agreement or taken any actions or enacted any law, order, rule or regulation (including a final order of a court of competent jurisdiction) that has the effect of making the transactions contemplated by this Agreement illegal or otherwise preventing or prohibiting the consummation of such transactions.

(c)

Each of the Company, CBG and GCILP hereby agree that neither CBG nor GCILP will convert all or any portion of the Exchangeable Shares for Common Shares until such time as the domestic sale of marijuana could not reasonably be expected to violate the Controlled Substances Act, the Civil Asset Forfeiture Reform Act (as it relates to violation of the Controlled Substances Act) and all related applicable anti-money laundering laws; provided, however, that if such conversion is not prohibited under the terms of Constellation Brands, Inc.’s credit agreement with Bank of America, N.A., as Administrative Agent (as amended, supplemented, waived or superseded), then the foregoing restriction shall be of no force or effect.

2.6	Company Covenants

(a)	The Company covenants and agrees that prior to the Exchange Time, without the prior written consent of CBG, not to be unreasonably withheld, conditioned or delayed:

(i)	the Company will not, and will not permit any of its subsidiaries to, amend, modify, supplement, restate or terminate the Protection Agreement;

(ii)	the Company will not, and will not permit any of its subsidiaries to, waive any terms, covenants or conditions set forth in, or grant its consent pursuant to, the Protection Agreement; and

(iii)

the Company will cause its subsidiaries to enforce, to the maximum extent permitted under the Protection Agreement, all rights and obligations in its favour pursuant to the terms and conditions of the Protection Agreement.

(b)	The Company covenants and agrees that it will not waive any of the conditions or covenants contemplated in the Floating Share Agreement without the prior written consent of CBG and GCILP.

(c)

Until such time, if any, that the (i) IRA Termination Agreement is executed and delivered, the Company shall perform all of its obligations set forth in the Amended and Restated Investor Rights Agreement in accordance with its terms; including without limitation, delivering the compliance certificate contemplated by Section 5.1(a)(iii) thereof, and (ii) the Frontrunner Consent Termination, the Phenomenon Consent Termination and the ASA Termination Agreement are each executed and delivered, the Company shall perform all of its obligations set forth in the Frontrunner Consent, Phenomenon Consent and Administrative Services Agreement in accordance with their respective terms.

ARTICLE 3

REPRESENTATION AND WARRANTIES

3.1	Representations and Warranties of the Company

The Company represents and warrants to CBG and GCILP as of the date hereof and as of the date of termination of the Second Amended and Restated Investor Rights Agreement, and acknowledges that CBG and GCILP are relying on such representations and warranties in connection with entering into this Agreement and the transactions contemplated herein:

(a)

this Agreement has been duly authorized, executed and delivered by the Company and constitutes, and each agreement to be delivered pursuant to this Agreement will, when executed and delivered by the Company, constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting creditors’ rights generally, and will not violate or conflict with the constating documents of the Company or the terms of any restriction, agreement or undertaking to which the Company is subject;

(b)

the Company has been duly incorporated and is validly existing as a corporation under the laws of the jurisdiction in which it was incorporated and no steps or proceedings have been taken by any person, voluntary or otherwise, requiring or authorizing the dissolution or winding up of the Company; and

(c)

the Company has the necessary corporate power and authority to execute and deliver this Agreement, the Voting Support Agreement, the other agreements contemplated by this Agreement and the Project Documents and to observe and perform its covenants and obligations hereunder and thereunder and has taken all necessary action in respect thereof.

3.2	Representations and Warranties of CBG

CBG represents and warrants to the Company as of the date hereof and as of the date of termination of the Second Amended and Restated Investor Rights Agreement, and acknowledges that the Company is relying on such representations and warranties in connection with entering into this Agreement and the transactions contemplated herein:

(a)

this Agreement has been duly authorized, executed and delivered by CBG and constitutes, and each agreement to be delivered pursuant to this Agreement will, when executed and delivered by CBG, constitute, a legal, valid and binding obligation of CBG enforceable against CBG in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting creditors’ rights generally, and will not violate or conflict with the constating documents of CBG or the terms of any restriction, agreement or undertaking to which CBG is subject;

(b)

CBG is a valid and subsisting limited liability company existing under the laws of its jurisdiction of organization and no steps or proceedings have been taken by any person, voluntary or otherwise, requiring or authorizing the dissolution or winding up of CBG; and

(c)

CBG has the necessary power and authority to execute and deliver this Agreement, the Voting Support Agreement and the other agreements contemplated by this Agreement and to observe and perform its covenants and obligations hereunder and thereunder and has taken all necessary action in respect thereof.

3.3	Representations and Warranties of GCILP

GCILP represents and warrants to the Company as of the date hereof and as of the date of termination of the Second Amended and Restated Investor Rights Agreement, and acknowledges that the Company is relying on such representations and warranties in connection with entering into this Agreement and the transactions contemplated herein:

(a)

this Agreement has been duly authorized, executed and delivered by GCILP and constitutes, and each agreement to be delivered pursuant to this Agreement will, when executed and delivered by GCILP, constitute, a legal, valid and binding obligation of GCILP enforceable against GCILP in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting creditors’ rights generally, and will not violate or conflict with the constating documents of GCILP or the terms of any restriction, agreement or undertaking to which GCILP is subject;

(b)

GCILP is a valid and subsisting limited partnership existing under the laws of its jurisdiction of organization and no steps or proceedings have been taken by any person, voluntary or otherwise, requiring or authorizing the dissolution or winding up of GCILP; and

(c)

GCILP has the necessary power and authority to execute and deliver this Agreement, the Voting Support Agreement and the other agreements contemplated by this Agreement and to observe and perform its covenants and obligations hereunder and thereunder and has taken all necessary action in respect thereof.

ARTICLE 4

GENERAL PROVISIONS

4.1	Termination

If the Exchange Time has not occurred on or before the Termination Date, this Agreement shall automatically terminate on the Termination Date and the Company shall and shall cause its subsidiaries to enforce their rights under the Protection Agreement and other Project Documents and promptly cause the exercise of all rights with respect to Canopy USA to immediately repurchase all interests in Canopy USA then held by all third party investors, including the Investor(s), with the result that this Agreement shall have no further force and effect, and the ownership and capital structure of Canopy USA shall be restored to what it was immediately prior to the Class A Issuance and the Share Exchange.

4.2	Governing Law

This Agreement shall be governed by and construed and interpreted in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein irrespective of the choice of laws principles.

4.3	Notices

All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by overnight courier service or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 1.6):

(a)	if to the Company:

1 Hershey Drive,

Smiths Falls, Ontario K7A 0A8

Attention:         Chief Executive Officer

with a copy (which shall not constitute notice) to:

Cassels Brock & Blackwell LLP

40 King Street West, Suite 2100

Toronto, Ontario M5H 3C2

Attention:        Jonathan Sherman

(b)	if to CBG or GCILP:

c/o Constellation Brands, Inc.

207 High Point Drive, Bldg. 100

Victor, New York 14564

Attention:         General Counsel

and with a copy (which shall not constitute notice) to:

Osler, Hoskin & Harcourt LLP

100 King Street West, Suite 6200

Toronto, Ontario M5X 1B8

Attention:        Emmanuel Pressman and James R. Brown

4.4	Expenses

Except as otherwise specifically provided in this Agreement, each party shall bear any costs and expenses incurred in connection with exercising its rights and performing its obligations under this Agreement.

4.5	Severability

If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced under any applicable law or as a matter of public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the matters contemplated by this Agreement be consummated as originally contemplated to the greatest extent possible.

4.6	Entire Agreement

This Agreement (including the Schedules and Exhibits hereto), constitute the entire agreement of the parties with respect to the subject matter of this Agreement and supersede all prior agreements and undertakings, both written and oral, between or on behalf of the parties with respect to the subject matter of this Agreement.

4.7	Assignment; No Third-Party Beneficiaries

(a)	This Agreement shall not be assigned by any party hereto without the prior written consent of the other parties.

(b)

This Agreement is for the sole benefit of the parties and their permitted successors and assigns and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

4.8	Amendment; Waiver

No provision of this Agreement may be amended or modified except by a written instrument signed by all parties. No waiver by any party of any provision hereof shall be effective unless explicitly set forth in writing and executed by the party so waiving. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other subsequent breach.

4.9	Injunctive Relief

The parties agree that irreparable harm would occur for which money damages would not be an adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, the parties agree that, in the event of any breach or threatened breach of this Agreement by a party, a non-breaching party will be entitled, without the requirement of posting a bond or other security, to equitable relief, including injunctive relief and specific performance, and the parties shall not object to the granting of injunctive or other equitable relief on the basis that there exists an adequate remedy at law. Such remedies will not be the exclusive remedies for any breach of this Agreement but will be in addition to all other remedies available at law or equity to any of the parties.

4.10	Rules of Construction

Interpretation of this Agreement shall be governed by the following rules of construction: (a) words in the singular shall be held to include the plural and vice versa, and words of one gender shall be held to include the other gender as the context requires; (b) references to the terms Section, paragraph, Schedule and Exhibit are references to the Sections, paragraphs, Schedules and Exhibits to this Agreement unless otherwise specified; (c) the word “including” and words of similar import shall mean “including, without limitation,”; (d) provisions shall apply, when appropriate, to successive events and transactions; (e) the headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement; (f) a reference to a statute includes all regulations and rules made pursuant to the statute and, unless otherwise specified, the provisions of any statute, regulation or rule which amends, supplements or supersedes any such statute, regulation or rule; and (g) this Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted.

4.11	Further Assurances

The parties shall promptly do, make, execute, deliver, or cause to be done, made, executed or delivered, all such further acts, documents and things as the other parties may reasonably require from time to time for the purpose of giving effect to the matters contemplated by this Agreement and shall use reasonable efforts and take all such steps as may be reasonably within its power to implement to their full extent the provisions of this Agreements.

4.12	Public Notices/Press Releases

CBI, on behalf of CBG and GCILP, and the Company shall each publicly announce the matters contemplated hereby promptly following the execution of this Agreement by the parties, and the content, text and timing of any announcement shall be approved by the parties in advance, acting reasonably. The parties agree to co-operate in the preparation of presentations, if any, to CBI’s shareholders or the Company’s shareholders regarding the matters contemplated by this Agreement. Except as required by applicable law, regulation or the rules of any stock exchange applicable to a party, no party shall issue any press release or otherwise make public announcements with respect to this Agreement without the consent of the other parties (which consent shall not be unreasonably withheld or delayed); provided that, except as required by applicable law, in no circumstance shall any such disclosure by the Company or any of its affiliates include the name of CBI or any of its affiliates without CBG’s prior written consent, in its sole discretion.

4.13	Counterparts

This Agreement may be executed in one or more counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or electronic transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed on the date first written above.

CBG HOLDINGS LLC

By:	/s/ Kenneth W. Metz
Name: Kenneth W. Metz
Title: President

GREENSTAR CANADA INVESTMENT LIMITED PARTNERSHIP, by its general partner, GREENSTAR CANADA INVESTMENT CORPORATION

By:	/s/ Kenneth W. Metz
Name: Kenneth W. Metz
Title: President

CANOPY GROWTH CORPORATION

By:	/s/ Christelle Gedeon
Name: Christelle Gedeon
Title: Chief Legal Officer

[Signature Page – Consent Agreement]

SCHEDULE A

FORM OF VOTING SUPPORT AGREEMENT

VOTING SUPPORT AGREEMENT

THIS AGREEMENT is made as of the          day of ______________, 2022.

BETWEEN:

GREENSTAR CANADA INVESTMENT LIMITED PARTNERSHIP

a limited partnership existing under the laws of the province of British Columbia

(“GCILP”)

- and -

CBG HOLDINGS LLC,

a limited liability company existing under the laws of the state of Delaware

(“CBG”, together with GCILP, the “Securityholders”, each a “Securityholder”)

- and -

CANOPY GROWTH CORPORATION,

a company existing under the federal laws of Canada

(the “Corporation”)

WHEREAS each Securityholder is the registered and/or beneficial owner of that number of issued and outstanding common shares in the capital of the Corporation (collectively, the “Shares”) set forth in Schedule A.

AND WHEREAS the Corporation’s special meeting (including any adjournments and postponements thereof, the “Shareholder Meeting”) of the shareholders of the Corporation (the “Shareholders”) is scheduled on or around January 10, 2023 at 1:00 p.m. (EST) for the purpose of considering, and if thought advisable, approving the creation a new class of non-voting exchangeable shares in the capital of the Corporation (collectively, the “Meeting Matters”).

AND WHEREAS this Agreement sets out the terms and conditions of the agreement of the Securityholders (a) to vote the Shares or cause the same to be voted in favour of the Meeting Matters at the Shareholder Meeting, and (b) to strictly comply with the other covenants set forth herein.

NOW THEREFORE this Agreement witnesses that, in consideration of the premises and the covenants and agreements herein contained, the parties hereto agree as follows:

ARTICLE 1

INTERPRETATION

Section 1.1 Definitions

“Agreement” means this agreement as it may be amended from time to time;

“Business Day” means a day other than a Saturday, a Sunday or any other day on which commercial banking institutions in Toronto, Ontario are authorized or required by applicable Law to be closed;

“Corporation” has the meaning ascribed thereto in the preamble of this Agreement;

Schedule A-1

“Governmental Authority” means any multinational, federal, provincial, territorial, state, regional, municipal, local or other government or governmental body and any division, agent, official, agency, commission, board or authority of any government, governmental body, quasi-governmental or private body (including the Toronto Stock Exchange, the Nasdaq Global Select Market or any other stock exchange) exercising any statutory, regulatory, expropriation or taxing authority under the authority of any of the foregoing and any domestic, foreign or international judicial, quasi-judicial or administrative court, tribunal, commission, board, panel or arbitrator acting under the authority of any of the foregoing;

“Laws” means all laws, statutes, codes, ordinances (including zoning), decrees, rules, regulations, by-laws, notices, judicial, arbitral, administrative, ministerial, departmental or regulatory judgments, injunctions, orders, decisions, settlements, writs, assessments, arbitration awards, rulings, determinations or awards, decrees or other requirements of any Governmental Authority having the force of law and any legal requirements arising under the common law or principles of law or equity and the term “applicable” with respect to such Laws and, in the context that refers to any person, means such Laws as are applicable at the relevant time or times to such person or its business, undertaking, property or securities and emanate from a Governmental Authority having jurisdiction over such person or its business, undertaking, property or securities;

“Meeting Matters” has the meaning ascribed thereto in the recitals of this Agreement;

“Proxy Statement” means the proxy statement of the Corporation to be delivered to the SEC and the Shareholders in connection with the Meeting;

“Securityholders” has the meaning ascribed thereto in the preamble of this Agreement;

“Shareholders” has the meaning ascribed thereto in the recitals of this Agreement;

“Shareholder Meeting” has the meaning ascribed thereto in the recitals of this Agreement;

“Shares” has the meaning ascribed thereto in the recitals of this Agreement;

“Subject Securities” means that number of Shares set forth in Schedule A, being all of the Shares owned legally or beneficially, either directly or indirectly, by the Securityholders or over which the Securityholders exercise control or direction, either directly or indirectly, and shall further include any Shares issued upon the exercise, conversion or vesting, as applicable, of any convertible securities owned legally or beneficially, either directly or indirectly, by the Securityholders or over which the Securityholders exercise control or direction, either directly or indirectly or otherwise acquired by the Securityholders after the date hereof; and

“Transfer” has the meaning ascribed thereto in Section 2.1(e) hereof.

ARTICLE 2

COVENANTS

Section 2.1 General Covenants of the Securityholders

Each Securityholder hereby covenants and agrees in favour of the Corporation that, from the date hereof until the termination of this Agreement in accordance with Article 4, except as permitted by this Agreement, at any meeting of Shareholders (including in connection with any separate vote of any sub-group of Shareholders that may be required to be held and of which sub-group such Securityholder forms part) called to vote upon the Meeting Matters or at any adjournment or postponement thereof or in any other circumstances upon which a vote, consent or other approval (including by written consent in lieu of a meeting) with respect to the Meeting Matters is sought, it shall cause and Shares held by such Securityholder at the relevant time to be counted as present for purposes of establishing quorum and shall vote (or cause to be voted) such Shares in favour of the approval of the Meeting Matters.

Schedule A-2

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

Section 3.1 Representations and Warranties of the Securityholder

Each Securityholder hereby represents and warrants to and covenants with the Corporation as follows, and acknowledges that the Corporation is relying upon such representations, warranties and covenants in entering into this Agreement:

(a)	Capacity; Authorization. Such Securityholder has the power and capacity and has received all requisite approvals to execute and deliver this Agreement and to perform its obligations hereunder.

(b)

Enforceable. This Agreement has been duly executed and delivered by such Securityholder and constitutes a legal, valid and binding obligation, enforceable against such Securityholder, as applicable, in accordance with its terms, subject to bankruptcy, insolvency and other similar Laws affecting creditors’ rights generally, and to general principles of equity.

Section 3.2 Representations and Warranties of the Corporation

The Corporation hereby represents and warrants and covenants to each Securityholder, acknowledging that each Securityholder is relying upon such representations, warranties and covenants in entering into this Agreement:

(a)	Capacity. The Corporation has all necessary corporate power and capacity to execute and deliver this Agreement and to perform its obligations hereunder.

(b)

Authorization. The execution, delivery and performance of this Agreement by the Corporation has been duly authorized and no other internal proceedings on its part is necessary to authorize this Agreement or the transactions contemplated hereunder.

(c)

Enforceable. This Agreement has been duly executed and delivered by the Corporation and constitutes a legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency and other similar Laws affecting creditors’ rights generally, and to general principles of equity.

ARTICLE 4

TERMINATION

Section 4.1 Termination

This Agreement shall be terminated upon the earlier of:

(a)	the mutual written agreement of the Corporation and the Securityholders; and

(b)	completion of the Shareholder Meeting.

Section 4.2 Effect of Termination

If this Agreement is terminated in accordance with this Article 4, the provisions of this Agreement will become void and no party shall have liability to any other party, except in respect of a breach of this Agreement which occurred prior to such termination and the Securityholders shall be entitled to withdraw any form of proxy or power of attorney which it may have given with respect of the Subject Securities.

Schedule A-3

ARTICLE 5

GENERAL

Section 5.1 Further Assurances

Each of the Securityholders and the Corporation will, from time to time, execute and deliver all such further documents and instruments and do all such acts and things as the other party may reasonably require and at the requesting party’s cost to effectively carry out or better evidence or perfect the full intent and meaning of this Agreement.

Section 5.2 Disclosure

Each of the Securityholders and the Corporation hereby consents to the disclosure of the substance of this Agreement in any press release or any proxy statement relating to the Shareholder Meeting and the filing of a copy thereof by the Corporation at www.sedar.com.

Except as set forth above or as required by applicable laws or regulations or by any Governmental Authority or in accordance with the requirements of any stock exchange, the Securityholders shall not make any public announcement or statement with respect to this Agreement without the approval of the Corporation, which shall not be unreasonably withheld or delayed. The Securityholders agree to consult with the Corporation prior to issuing each public announcement or statement with respect to this Agreement, subject to the overriding obligations of Laws.

Section 5.3 Time

Time shall be of the essence in this Agreement.

Section 5.4 Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein. Each of the parties hereby irrevocably attorns to the jurisdiction of the courts of the Province of Ontario in respect of all matters arising under or in relation to this Agreement.

Section 5.5 Entire Agreement

This Agreement, including the schedules hereto constitutes the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes any prior agreement, representation or understanding with respect thereto.

Section 5.6 Amendments

This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by each of the parties hereto.

Section 5.7 Severability

If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the terms of this Agreement remain as originally contemplated to the fullest extent possible.

Schedule A-4

Section 5.8 Assignment

The provisions of this Agreement shall be binding upon and enure to the benefit of the parties hereto and their respective successors and permitted assigns, provided that no party may assign, delegate or otherwise transfer any of its rights, interests or obligations under this Agreement without the prior written consent of the other parties hereto, except that the Corporation may assign, delegate or otherwise transfer any of its rights, interests or obligations under this Agreement to an affiliate, without reducing its own obligations hereunder, without the consent of the Securityholders.

Section 5.9 No Third Party Beneficiaries

The parties intend that this Agreement will not benefit or create any right or cause of action in favour of any person, other than the parties and no person, other than the parties, is entitled to rely on the provisions of this Agreement in any action, suit, proceeding, hearing or other forum.

Section 5.10 Notices

Any notice, request, consent, agreement or approval which may or is required to be given pursuant to this Agreement shall be in writing and shall be sufficiently given or made if delivered, or sent by email, in the case of:

(a)	the Corporation, addressed as follows:

Canopy Growth Corporation

1 Hershey Drive

Smiths Falls, Ontario

K7A 0A8

Attention:     Legal

Email:          [PERSONAL INFORMATION REDACTED]

with a copy (which shall not constitute notice) to:

Cassels Brock & Blackwell LLP

2100 Scotia Plaza

40 King Street West

Toronto, ON M5H 3C2

Attention:     Jonathan Sherman

Email:          jsherman@cassels.com

(b)	the Securityholders, as set forth on the signature page to this Agreement.

or to such other address as the relevant person may from time to time advise by notice in writing given pursuant to this Section. The date of receipt of any such notice, request, consent, agreement or approval shall be deemed to be the date of delivery or sending thereof if sent or delivered during normal business hours on a Business Day at the place of receipt and, otherwise, on the next following Business Day.

Section 5.11 Specific Performance and other Equitable Rights

It is recognized and acknowledged that a breach by any party of any material obligations contained in this Agreement will cause the other parties to sustain injury for which it would not have an adequate remedy at law for money damages. Accordingly, in the event of any such breach, any aggrieved party shall be entitled to the remedy of specific performance of such obligations and interlocutory, preliminary and permanent injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity.

Schedule A-5

Section 5.12 Expenses

Each of the parties shall pay its respective legal, financial advisory and accounting costs and expenses incurred in connection with the preparation, execution and delivery of this Agreement and all documents and instruments executed or prepared pursuant hereto and any other costs and expenses whatsoever and howsoever incurred.

Section 5.13 Counterparts

This Agreement may be executed in any number of counterparts (including counterparts by electronic transmission) and all such counterparts taken together shall be deemed to constitute one and the same instrument. The parties shall be entitled to rely upon delivery of an executed facsimile or similar executed electronic copy of this Agreement, and such facsimile or similar executed electronic copy shall be legally effective to create a valid and binding agreement between the parties.

Remainder of page intentionally left blank.

Schedule A-6

IN WITNESS WHEREOF the parties have executed this Agreement as of the date first written above.

CANOPY GROWTH CORPORATION

By:
Name:
Title:

[Signature Page – Voting Support Agreement]

Greenstar Canada Investment Limited Partnership

(Print Name of Securityholder)

(Signature of Securityholder or Authorized Signatory)

(Place of Residency)

(Print Name and Title)

Address:

Telephone:

Email:

[Signature Page – Voting Support Agreement]

CBG Holdings LLC

(Print Name of Securityholder)

(Signature of Securityholder or Authorized Signatory)

(Place of Residency)

(Print Name and Title)

Address:

Telephone:

Email:

[Signature Page – Voting Support Agreement]

Schedule A

Subject Securities

Owner	Number of Shares Held
Greenstar Canada Investment Limited Partnership	66,999,258
CBG Holdings LLC	104,500,000

Schedule A-A-1

SCHEDULE B

FORM OF SURRENDER FOR CANCELLATION

(see attached)

Schedule B-1

SURRENDER OF WARRANTS

TO:	Canopy Growth Corporation (the “Company”)

DATE:	●, 2022

RE:	Surrender of Warrants by CBG Holdings LLC (the “Holder”)

Reference is made to the (a) 88,472,861 common share purchase warrants representing the right to purchase 88,472,861 common shares in the capital of the Company (the “Shares”) at an exercise price of $50.40 expiring on November 1, 2023, issued in favour of the Holder and evidenced by warrant certificate number 2019 – A-1; (b) 38,454,444 common share purchase warrants representing the right to purchase 38,454,444 Shares at an exercise price of $76.68 expiring on November 1, 2026, issued in favour of the Holder and evidenced by warrant certificate number 2019 – B-1; and (c) 12,818,148 common share purchase warrants representing the right to purchase 12,818,148 Shares at an exercise price equal to the Current Market Price (as defined therein) expiring on November 1, 2026, issued in favour of the Holder and evidenced by warrant certificate number 2019 – C-1 (such warrants, collectively, the “Warrants” and such warrant certificates, the “Warrant Certificates”).

RECITALS:

A. On October ●, 2022, the Holder and Greenstar Canada Investment Limited Partnership (“GCILP”) entered into a consent agreement with the Company (the “Consent Agreement”), pursuant to which the Holder and GCILP consented, subject to the terms and on the conditions set forth in the Consent Agreement, to the completion of a corporate reorganization of the Company on the terms set forth in the steps plan attached as Exhibit “A” thereto.

B. It is a requirement under section 2.5(a)(i)(A) of the Consent Agreement that the Warrants be surrendered to the Company for cancellation pursuant to this Surrender of Warrants.

NOW THEREFORE, effective on the date hereof, the Holder hereby irrevocably surrenders to the Company the Warrants and agrees that the Warrants shall be terminated and of no further force or effect.

[The next page is the signature page.]

IN WITNESS WHEREOF, the Holder hereby acknowledges, confirms and consents to the cancellation of the Warrants.

CBG HOLDINGS LLC

By:
Name: ●
Title: ●

IN WITNESS WHEREOF, the Company hereby acknowledges receipt from the Holder of the Warrant Certificates.

CANOPY GROWTH CORPORATION

By:
Name: ●
Title: ●

[Signature Page to Surrender of Warrants]

SCHEDULE C

FORM OF IRA TERMINATION AGREEMENT

TERMINATION AGREEMENT

THIS TERMINATION AGREEMENT dated ●, 2022 (the “Execution Date”) is made by and between CBG Holdings LLC, a limited liability company existing under the laws of the State of Delaware (“CBG”), Greenstar Canada Investment Limited Partnership, a limited partnership existing under the laws of the Province of British Columbia (“GCILP”), and Canopy Growth Corporation, a corporation existing under the federal laws of Canada (the “Company”).

WHEREAS the Company, CBG and GCILP entered into a second amended and restated investor rights agreement on April 18, 2019 (the “Investor Rights Agreement”), a copy of which is attached as Exhibit “A” hereto;

AND WHEREAS the parties have mutually agreed to terminate the Investor Rights Agreement with effect as of the Execution Date for and upon the terms and conditions contained in this termination agreement (the “Termination Agreement”).

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

ARTICLE 1

TERMINATION

Section 1.1 Termination

The parties agree that effective as of the Execution Date, except in respect of section 4.5 and section 5.1(b) thereof (which shall survive such termination), the Investor Rights Agreement (including section 6.2 thereof) is hereby terminated and all of its provisions are hereby declared to be null and void and of no further force and effect as of the Execution Date.

Section 1.2 Release

In consideration of the covenants, agreements and undertakings under this Termination Agreement, the parties hereby agree effective as of the Execution Date as follows (collectively, the “Release”):

(a)

Save and except for the obligations contained herein (including, for certainty, the survival of section 4.5 and section 5.1(b) of the Investor Rights Agreement), each of CBG and GCILP (including its agents, assigns, successors, heirs and executors’, administrators and related corporations), hereby fully and finally releases and forever discharges the Company (including its trustees, servants, agents, employees, assigns, successors and administrators, officers, directors, parent, affiliate, subsidiary and related corporations), of and from all manner of actions, causes of action, suits, debts, dues, accounts, bonds, covenants, contracts, claims or demands whatsoever, which it may have had, may now have, or may hereinafter have in respect of the Investor Rights Agreement and any claims, damages, loss or injury, which may have been sustained arising therefrom.

Schedule C-1

(b)

Save and except for the obligations contained herein (including, for certainty, the survival of section 4.5 and section 5.1(b) of the Investor Rights Agreement), the Company (including its trustees, servants, agents, employees, assigns, successors and administrators, officers, directors, parent, affiliate, subsidiary and related corporations), hereby fully and finally releases and forever discharges CBG and GCILP (including their agents, assigns, successors, heirs and executors’, administrators, and related corporations), of and from all manner of actions, causes of action, suits, debts, dues, accounts, bonds, covenants, contracts, claims or demands whatsoever which they may have had, may now have, or may hereinafter have in respect of the Investor Rights Agreement and any claims, damages, loss or injury, which may have been sustained arising therefrom.

(c)

The parties further acknowledge, covenant and agree that in the event that they should hereafter make any claim, or demand or take any action or proceeding against the other party in connection with any matter covered by the Release, or threaten to do so, the Release may be raised as an estoppel and complete bar to any such claim, demand, action or proceeding.

(d)

The parties further acknowledge, covenant and agree that they shall not make any claim or demand or take any action or proceeding in connection with any matter covered by the Release against any other person or corporation who might claim contribution or indemnity from the other party by virtue of the said claim or proceeding. It is understood and agreed that, if a party makes any claim or takes any proceedings, and the other party is added to such proceeding in any such manner whatsoever, whether justified in law or not, the party making the claim will immediately discontinue the claim and/or proceeding. The parties agree that if any such claim, demand, action or proceeding is made, the other party may raise the Release as an estoppel and complete bar to any such claim, demand, action or proceeding. In the event of any claim, action, demand, action or proceeding, the Release may be pleaded in any proceeding brought to dismiss such claim, action, demand or proceeding on a summary basis and no objection will be raised by the parties in any subsequent proceeding that the other party in it was not privy to the information in this Release.

Section 1.3 Governing Law

This Termination Agreement shall be governed by and construed and interpreted in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein irrespective of the choice of laws principles.

Section 1.4 Notices

All notices, requests, claims, demands and other communications under this Termination Agreement shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by overnight courier service or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 1.4):

Schedule C-2

(a)	if to the Company:

1 Hershey Drive,

Smiths Falls, Ontario K7A 0A8

Attention:     Chief Executive Officer

with a copy (which shall not constitute notice) to:

Cassels Brock & Blackwell LLP

40 King Street West, Suite 2100

Toronto, Ontario M5H 3C2

Attention:    Jonathan Sherman

(b)	if to CBG or GCILP:

c/o Constellation Brands, Inc.

207 High Point Drive, Bldg. 100

Victor, New York 14564

Attention:     General Counsel

and with a copy (which shall not constitute notice) to:

Osler, Hoskin & Harcourt LLP

100 King Street West, Suite 6200

Toronto, Ontario M5X 1B8

Attention:    Emmanuel Pressman and James R. Brown

Section 1.5 Expenses

Except as otherwise specifically provided in this Termination Agreement, each party shall bear any costs and expenses incurred in connection with exercising its rights and performing its obligations under this Termination Agreement.

Section 1.6 Severability

If any term or other provision of this Termination Agreement is invalid, illegal or incapable of being enforced under any applicable law or as a matter of public policy, all other conditions and provisions of this Termination Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Termination Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the matters contemplated by this Termination Agreement be consummated as originally contemplated to the greatest extent possible.

Section 1.7 Entire Agreement

This Termination Agreement (including the Exhibits hereto) constitutes the entire agreement of the parties with respect to the subject matter of this Termination Agreement and supersede all prior agreements and undertakings, both written and oral, between or on behalf of the parties with respect to the subject matter of this Termination Agreement.

Schedule C-3

Section 1.8 Assignment; No Third-Party Beneficiaries

(c)	This Termination Agreement shall not be assigned by any party hereto without the prior written consent of the other party.

(d)

This Termination Agreement is for the sole benefit of the parties and their permitted successors and assigns and nothing in this Termination Agreement, express or implied, is intended to or shall confer upon any other person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Termination Agreement.

Section 1.9 Amendment; Waiver

No provision of this Termination Agreement may be amended or modified except by a written instrument signed by all parties. No waiver by any party of any provision hereof shall be effective unless explicitly set forth in writing and executed by the party so waiving. The waiver by any party hereto of a breach of any provision of this Termination Agreement shall not operate or be construed as a waiver of any other subsequent breach.

Section 1.10 Injunctive Relief

The parties agree that irreparable harm would occur for which money damages would not be an adequate remedy at law in the event that any of the provisions of this Termination Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, the parties agree that, in the event of any breach or threatened breach of this Termination Agreement by a party, a non-breaching party will be entitled, without the requirement of posting a bond or other security, to equitable relief, including injunctive relief and specific performance, and the parties shall not object to the granting of injunctive or other equitable relief on the basis that there exists an adequate remedy at law. Such remedies will not be the exclusive remedies for any breach of this Termination Agreement but will be in addition to all other remedies available at law or equity to either of the parties.

Section 1.11 Rules of Construction

Interpretation of this Termination Agreement shall be governed by the following rules of construction: (a) words in the singular shall be held to include the plural and vice versa, and words of one gender shall be held to include the other gender as the context requires; (b) references to the terms Section, paragraph and Exhibit are references to the Sections, paragraphs and Exhibits to this Termination Agreement unless otherwise specified; (c) the word “including” and words of similar import shall mean “including, without limitation,”; (d) provisions shall apply, when appropriate, to successive events and transactions; (e) the headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Termination Agreement; (f) a reference to a statute includes all regulations and rules made pursuant to the statute and, unless otherwise specified, the provisions of any statute, regulation or rule which amends, supplements or supersedes any such statute, regulation or rule; and (g) this Termination Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted.

Schedule C-4

Section 1.12 Further Assurances

The parties shall promptly do, make, execute, deliver, or cause to be done, made, executed or delivered, all such further acts, documents and things as the other party may reasonably require from time to time for the purpose of giving effect to the matters contemplated by this Termination Agreement and shall use reasonable efforts and take all such steps as may be reasonably within its power to implement to their full extent the provisions of this Termination Agreements.

Section 1.13 Public Notices/Press Releases

Constellation Brands, Inc. (“CBI”), on behalf of CBG and GCILP, and the Company shall each publicly announce the matters contemplated hereby promptly following the execution of this Termination Agreement by the parties, and the content, text and timing of any announcement shall be approved by the other party in advance, acting reasonably. The parties agree to co-operate in the preparation of presentations, if any, to CBI’s shareholders or the Company’s shareholders regarding the matters contemplated by this Termination Agreement. Except as required by applicable law, regulation or the rules of any stock exchange applicable to a party, no party shall issue any press release or otherwise make public announcements with respect to this Termination Agreement without the consent of the other party (which consent shall not be unreasonably withheld or delayed); provided that, except as required by applicable law, in no circumstance shall any such disclosure by the Company or any of its affiliates include the name of CBI or any of its affiliates without CBG’s prior written consent, in its sole discretion.

Section 1.14 Counterparts

This Termination Agreement may be executed in one or more counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Termination Agreement by facsimile or electronic transmission shall be as effective as delivery of a manually executed counterpart of this Termination Agreement.

[SIGNATURE PAGE FOLLOWS]

Schedule C-5

IN WITNESS WHEREOF, the parties have caused this Termination Agreement to be executed on the date first written above.

CBG HOLDINGS LLC

By:
Name:
Title:

GREENSTAR CANADA INVESTMENT LIMITED PARTNERSHIP, by its general partner, GREENSTAR CANADA INVESTMENT CORPORATION

By:
Name:
Title:

CANOPY GROWTH CORPORATION

By:
Name:
Title:

[Signature Page – Termination Agreement (IRA)]

SCHEDULE D

FORM OF FRONTRUNNER CONSENT TERMINATION

TERMINATION AGREEMENT

THIS TERMINATION AGREEMENT dated ●, 2022 (the “Execution Date”) is made by and between CBG Holdings LLC, a limited liability company existing under the laws of the State of Delaware (“CBG”) and Canopy Growth Corporation, a corporation existing under the federal laws of Canada (the “Company”).

WHEREAS the Company and CBG entered into a consent agreement on April 18, 2019 (the “Frontrunner Consent Agreement”), a copy of which is attached as Exhibit “A” hereto, related to the arrangement agreement between the Company and Acreage Holdings, Inc. dated April 18, 2019;

AND WHEREAS the parties have mutually agreed to terminate the Frontrunner Consent Agreement with effect as of the Execution Date for and upon the terms and conditions contained in this termination agreement (the “Termination Agreement”).

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

ARTICLE 1

TERMINATION

Section 1.1 Termination

The parties agree that effective as of the Execution Date, the Frontrunner Consent Agreement is hereby terminated and all of its provisions are hereby declared to be null and void and of no further force and effect as of the Execution Date.

Section 1.2 Release

In consideration of the covenants, agreements and undertakings under this Termination Agreement, the parties hereby agree effective as of the Execution Date as follows (collectively, the “Release”):

(a)

Save and except for the obligations contained herein, CBG (including its agents, assigns, successors, heirs and executors’, administrators and related corporations), hereby fully and finally releases and forever discharges the Company (including its trustees, servants, agents, employees, assigns, successors and administrators, officers, directors, parent, affiliate, subsidiary and related corporations), of and from all manner of actions, causes of action, suits, debts, dues, accounts, bonds, covenants, contracts, claims or demands whatsoever, which it may have had, may now have, or may hereinafter have in respect of the Frontrunner Consent Agreement and any claims, damages, loss or injury, which may have been sustained arising therefrom.

Schedule D-1

(b)

Save and except for the obligations contained herein, the Company (including its trustees, servants, agents, employees, assigns, successors and administrators, officers, directors, parent, affiliate, subsidiary and related corporations), hereby fully and finally releases and forever discharges CBG (including its agents, assigns, successors, heirs and executors’, administrators, and related corporations), of and from all manner of actions, causes of action, suits, debts, dues, accounts, bonds, covenants, contracts, claims or demands whatsoever which they may have had, may now have, or may hereinafter have in respect of the Frontrunner Consent Agreement and any claims, damages, loss or injury, which may have been sustained arising therefrom.

(c)

The parties further acknowledge, covenant and agree that in the event that they should hereafter make any claim, or demand or take any action or proceeding against the other party in connection with any matter covered by the Release, or threaten to do so, the Release may be raised as an estoppel and complete bar to any such claim, demand, action or proceeding.

(d)

The parties further acknowledge, covenant and agree that they shall not make any claim or demand or take any action or proceeding in connection with any matter covered by the Release against any other person or corporation who might claim contribution or indemnity from the other party by virtue of the said claim or proceeding. It is understood and agreed that, if a party makes any claim or takes any proceedings, and the other party is added to such proceeding in any such manner whatsoever, whether justified in law or not, the party making the claim will immediately discontinue the claim and/or proceeding. The parties agree that if any such claim, demand, action or proceeding is made, the other party may raise the Release as an estoppel and complete bar to any such claim, demand, action or proceeding. In the event of any claim, action, demand, action or proceeding, the Release may be pleaded in any proceeding brought to dismiss such claim, action, demand or proceeding on a summary basis and no objection will be raised by the parties in any subsequent proceeding that the other party in it was not privy to the information in this Release.

Section 1.3 Governing Law

This Termination Agreement shall be governed by and construed and interpreted in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein irrespective of the choice of laws principles.

Section 1.4 Notices

All notices, requests, claims, demands and other communications under this Termination Agreement shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by overnight courier service or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 1.4):

Schedule D-2

(a)	if to the Company:

1 Hershey Drive,

Smiths Falls, Ontario K7A 0A8

Attention:     Chief Executive Officer

with a copy (which shall not constitute notice) to:

Cassels Brock & Blackwell LLP

40 King Street West, Suite 2100

Toronto, Ontario M5H 3C2

Attention:    Jonathan Sherman

(b)	if to CBG:

c/o Constellation Brands, Inc.

207 High Point Drive, Bldg. 100

Victor, New York 14564

Attention:     General Counsel

and with a copy (which shall not constitute notice) to:

Osler, Hoskin & Harcourt LLP

100 King Street West, Suite 6200

Toronto, Ontario M5X 1B8

Attention:    Emmanuel Pressman and James R. Brown

Section 1.5 Expenses

Except as otherwise specifically provided in this Termination Agreement, each party shall bear any costs and expenses incurred in connection with exercising its rights and performing its obligations under this Termination Agreement.

Section 1.6 Severability

If any term or other provision of this Termination Agreement is invalid, illegal or incapable of being enforced under any applicable law or as a matter of public policy, all other conditions and provisions of this Termination Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Termination Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the matters contemplated by this Termination Agreement be consummated as originally contemplated to the greatest extent possible.

Section 1.7 Entire Agreement

This Termination Agreement (including the Exhibits hereto) constitutes the entire agreement of the parties with respect to the subject matter of this Termination Agreement and supersede all prior agreements and undertakings, both written and oral, between or on behalf of the parties with respect to the subject matter of this Termination Agreement.

Schedule D-3

Section 1.8 Assignment; No Third-Party Beneficiaries

(c)	This Termination Agreement shall not be assigned by any party hereto without the prior written consent of the other party.

(d)

This Termination Agreement is for the sole benefit of the parties and their permitted successors and assigns and nothing in this Termination Agreement, express or implied, is intended to or shall confer upon any other person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Termination Agreement.

Section 1.9 Amendment; Waiver

No provision of this Termination Agreement may be amended or modified except by a written instrument signed by both parties. No waiver by any party of any provision hereof shall be effective unless explicitly set forth in writing and executed by the party so waiving. The waiver by any party hereto of a breach of any provision of this Termination Agreement shall not operate or be construed as a waiver of any other subsequent breach.

Section 1.10 Injunctive Relief

The parties agree that irreparable harm would occur for which money damages would not be an adequate remedy at law in the event that any of the provisions of this Termination Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, the parties agree that, in the event of any breach or threatened breach of this Termination Agreement by a party, a non-breaching party will be entitled, without the requirement of posting a bond or other security, to equitable relief, including injunctive relief and specific performance, and the parties shall not object to the granting of injunctive or other equitable relief on the basis that there exists an adequate remedy at law. Such remedies will not be the exclusive remedies for any breach of this Termination Agreement but will be in addition to all other remedies available at law or equity to either of the parties.

Section 1.11 Rules of Construction

Interpretation of this Termination Agreement shall be governed by the following rules of construction: (a) words in the singular shall be held to include the plural and vice versa, and words of one gender shall be held to include the other gender as the context requires; (b) references to the terms Section, paragraph and Exhibit are references to the Sections, paragraphs and Exhibits to this Termination Agreement unless otherwise specified; (c) the word “including” and words of similar import shall mean “including, without limitation,”; (d) provisions shall apply, when appropriate, to successive events and transactions; (e) the headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Termination Agreement; (f) a reference to a statute includes all regulations and rules made pursuant to the statute and, unless otherwise specified, the provisions of any statute, regulation or rule which amends, supplements or supersedes any such statute, regulation or rule; and (g) this Termination Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted.

Schedule D-4

Section 1.12 Further Assurances

The parties shall promptly do, make, execute, deliver, or cause to be done, made, executed or delivered, all such further acts, documents and things as the other party may reasonably require from time to time for the purpose of giving effect to the matters contemplated by this Termination Agreement and shall use reasonable efforts and take all such steps as may be reasonably within its power to implement to their full extent the provisions of this Termination Agreements.

Section 1.13 Public Notices/Press Releases

Constellation Brands, Inc. (“CBI”), on behalf of CBG, and the Company shall each publicly announce the matters contemplated hereby promptly following the execution of this Termination Agreement by the parties, and the content, text and timing of any announcement shall be approved by the other party in advance, acting reasonably. The parties agree to co-operate in the preparation of presentations, if any, to CBI’s shareholders or the Company’s shareholders regarding the matters contemplated by this Termination Agreement. Except as required by applicable law, regulation or the rules of any stock exchange applicable to a party, no party shall issue any press release or otherwise make public announcements with respect to this Termination Agreement without the consent of the other party (which consent shall not be unreasonably withheld or delayed); provided that, except as required by applicable law, in no circumstance shall any such disclosure by the Company or any of its affiliates include the name of CBI or any of its affiliates without CBG’s prior written consent, in its sole discretion.

Section 1.14 Counterparts

This Termination Agreement may be executed in one or more counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Termination Agreement by facsimile or electronic transmission shall be as effective as delivery of a manually executed counterpart of this Termination Agreement.

[SIGNATURE PAGE FOLLOWS]

Schedule D-5

IN WITNESS WHEREOF, the parties have caused this Termination Agreement to be executed on the date first written above.

CBG HOLDINGS LLC

By:
Name:
Title:

CANOPY GROWTH CORPORATION

By:
Name:
Title:

[Signature Page – Termination Agreement (Frontrunner Consent Agreement)]

SCHEDULE E

FORM OF PHENOMENON CONSENT TERMINATION

TERMINATION AGREEMENT

THIS TERMINATION AGREEMENT dated ●, 2022 (the “Execution Date”) is made by and between CBG Holdings LLC, a limited liability company existing under the laws of the State of Delaware (“CBG”) and Canopy Growth Corporation, a corporation existing under the federal laws of Canada (the “Company”).

WHEREAS the Company and Acreage Holdings, Inc. (“Acreage”) entered into an arrangement agreement on April 18, 2019, as amended on May 15, 2019 (the “Original Acreage Agreement”);

AND WHEREAS the Company and CBG entered into a consent agreement on June 24, 2020 (the “Phenomenon Consent Agreement”), a copy of which is attached as Exhibit “A” hereto, related to the proposal agreement between the Company and Acreage dated June 24, 2020, in connection with the second amendment to the Original Acreage Agreement;

AND WHEREAS the parties have mutually agreed to terminate the Phenomenon Consent Agreement with effect as of the Execution Date for and upon the terms and conditions contained in this termination agreement (the “Termination Agreement”).

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

ARTICLE 1

TERMINATION

Section 1.1 Termination

The parties agree that effective as of the Execution Date, except in respect of section 2.5 thereof (which shall survive such termination), the Phenomenon Consent Agreement (including section 5.2 thereof) is hereby terminated and all of its provisions are hereby declared to be null and void and of no further force and effect as of the Execution Date.

Section 1.2 Release

In consideration of the covenants, agreements and undertakings under this Termination Agreement, the parties hereby agree effective as of the Execution Date as follows (collectively, the “Release”):

(a)

Save and except for the obligations contained herein (including, for certainty, the survival of section 2.5 of the Phenomenon Consent Agreement), CBG (including its agents, assigns, successors, heirs and executors’, administrators and related corporations), hereby fully and finally releases and forever discharges the Company (including its trustees, servants, agents, employees, assigns, successors and administrators, officers, directors, parent, affiliate, subsidiary and related corporations), of and from all manner of actions, causes of action, suits, debts, dues, accounts, bonds, covenants, contracts, claims or demands whatsoever, which it may have had, may now have, or may hereinafter have in respect of the Phenomenon Consent Agreement and any claims, damages, loss or injury, which may have been sustained arising therefrom.

Schedule E-1

(b)

Save and except for the obligations contained herein (including, for certainty, the survival of section 2.5 of the Phenomenon Consent Agreement), the Company (including its trustees, servants, agents, employees, assigns, successors and administrators, officers, directors, parent, affiliate, subsidiary and related corporations), hereby fully and finally releases and forever discharges CBG (including its agents, assigns, successors, heirs and executors’, administrators, and related corporations), of and from all manner of actions, causes of action, suits, debts, dues, accounts, bonds, covenants, contracts, claims or demands whatsoever which they may have had, may now have, or may hereinafter have in respect of the Phenomenon Consent Agreement and any claims, damages, loss or injury, which may have been sustained arising therefrom.

(c)

The parties further acknowledge, covenant and agree that in the event that they should hereafter make any claim, or demand or take any action or proceeding against the other party in connection with any matter covered by the Release, or threaten to do so, the Release may be raised as an estoppel and complete bar to any such claim, demand, action or proceeding.

(d)

The parties further acknowledge, covenant and agree that they shall not make any claim or demand or take any action or proceeding in connection with any matter covered by the Release against any other person or corporation who might claim contribution or indemnity from the other party by virtue of the said claim or proceeding. It is understood and agreed that, if a party makes any claim or takes any proceedings, and the other party is added to such proceeding in any such manner whatsoever, whether justified in law or not, the party making the claim will immediately discontinue the claim and/or proceeding. The parties agree that if any such claim, demand, action or proceeding is made, the other party may raise the Release as an estoppel and complete bar to any such claim, demand, action or proceeding. In the event of any claim, action, demand, action or proceeding, the Release may be pleaded in any proceeding brought to dismiss such claim, action, demand or proceeding on a summary basis and no objection will be raised by the parties in any subsequent proceeding that the other party in it was not privy to the information in this Release.

Section 1.3 Governing Law

This Termination Agreement shall be governed by and construed and interpreted in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein irrespective of the choice of laws principles.

Section 1.4 Notices

All notices, requests, claims, demands and other communications under this Termination Agreement shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by overnight courier service or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 1.4):

Schedule E-2

(a)	if to the Company:

1 Hershey Drive,

Smiths Falls, Ontario K7A 0A8

Attention:         Chief Executive Officer

with a copy (which shall not constitute notice) to:

Cassels Brock & Blackwell LLP

40 King Street West, Suite 2100

Toronto, Ontario M5H 3C2

Attention:        Jonathan Sherman

(b)	if to CBG:

c/o Constellation Brands, Inc.

207 High Point Drive, Bldg. 100

Victor, New York 14564

Attention:         General Counsel

and with a copy (which shall not constitute notice) to:

Osler, Hoskin & Harcourt LLP

100 King Street West, Suite 6200

Toronto, Ontario M5X 1B8

Attention:        Emmanuel Pressman and James R. Brown

Section 1.5 Expenses

Except as otherwise specifically provided in this Termination Agreement, each party shall bear any costs and expenses incurred in connection with exercising its rights and performing its obligations under this Termination Agreement.

Section 1.6 Severability

If any term or other provision of this Termination Agreement is invalid, illegal or incapable of being enforced under any applicable law or as a matter of public policy, all other conditions and provisions of this Termination Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Termination Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the matters contemplated by this Termination Agreement be consummated as originally contemplated to the greatest extent possible.

Section 1.7 Entire Agreement

This Termination Agreement (including the Exhibits hereto) constitutes the entire agreement of the parties with respect to the subject matter of this Termination Agreement and supersede all prior agreements and undertakings, both written and oral, between or on behalf of the parties with respect to the subject matter of this Termination Agreement.

Schedule E-3

Section 1.8 Assignment; No Third-Party Beneficiaries

(c)	This Termination Agreement shall not be assigned by any party hereto without the prior written consent of the other party.

(d)

This Termination Agreement is for the sole benefit of the parties and their permitted successors and assigns and nothing in this Termination Agreement, express or implied, is intended to or shall confer upon any other person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Termination Agreement.

Section 1.9 Amendment; Waiver

No provision of this Termination Agreement may be amended or modified except by a written instrument signed by both parties. No waiver by any party of any provision hereof shall be effective unless explicitly set forth in writing and executed by the party so waiving. The waiver by any party hereto of a breach of any provision of this Termination Agreement shall not operate or be construed as a waiver of any other subsequent breach.

Section 1.10 Injunctive Relief

The parties agree that irreparable harm would occur for which money damages would not be an adequate remedy at law in the event that any of the provisions of this Termination Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, the parties agree that, in the event of any breach or threatened breach of this Termination Agreement by a party, a non-breaching party will be entitled, without the requirement of posting a bond or other security, to equitable relief, including injunctive relief and specific performance, and the parties shall not object to the granting of injunctive or other equitable relief on the basis that there exists an adequate remedy at law. Such remedies will not be the exclusive remedies for any breach of this Termination Agreement but will be in addition to all other remedies available at law or equity to either of the parties.

Section 1.11 Rules of Construction

Interpretation of this Termination Agreement shall be governed by the following rules of construction: (a) words in the singular shall be held to include the plural and vice versa, and words of one gender shall be held to include the other gender as the context requires; (b) references to the terms Section, paragraph and Exhibit are references to the Sections, paragraphs and Exhibits to this Termination Agreement unless otherwise specified; (c) the word “including” and words of similar import shall mean “including, without limitation,”; (d) provisions shall apply, when appropriate, to successive events and transactions; (e) the headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Termination Agreement; (f) a reference to a statute includes all regulations and rules made pursuant to the statute and, unless otherwise specified, the provisions of any statute, regulation or rule which amends, supplements or supersedes any such statute, regulation or rule; and (g) this Termination Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted.

Schedule E-4

Section 1.12 Further Assurances

The parties shall promptly do, make, execute, deliver, or cause to be done, made, executed or delivered, all such further acts, documents and things as the other party may reasonably require from time to time for the purpose of giving effect to the matters contemplated by this Termination Agreement and shall use reasonable efforts and take all such steps as may be reasonably within its power to implement to their full extent the provisions of this Termination Agreements.

Section 1.13 Public Notices/Press Releases

Constellation Brands, Inc. (“CBI”), on behalf of CBG, and the Company shall each publicly announce the matters contemplated hereby promptly following the execution of this Termination Agreement by the parties, and the content, text and timing of any announcement shall be approved by the other party in advance, acting reasonably. The parties agree to co-operate in the preparation of presentations, if any, to CBI’s shareholders or the Company’s shareholders regarding the matters contemplated by this Termination Agreement. Except as required by applicable law, regulation or the rules of any stock exchange applicable to a party, no party shall issue any press release or otherwise make public announcements with respect to this Termination Agreement without the consent of the other party (which consent shall not be unreasonably withheld or delayed); provided that, except as required by applicable law, in no circumstance shall any such disclosure by the Company or any of its affiliates include the name of CBI or any of its affiliates without CBG’s prior written consent, in its sole discretion.

Section 1.14 Counterparts

This Termination Agreement may be executed in one or more counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Termination Agreement by facsimile or electronic transmission shall be as effective as delivery of a manually executed counterpart of this Termination Agreement.

[SIGNATURE PAGE FOLLOWS]

Schedule E-5

IN WITNESS WHEREOF, the parties have caused this Termination Agreement to be executed on the date first written above.

CBG HOLDINGS LLC

By:
Name:
Title:

CANOPY GROWTH CORPORATION

By:
Name:
Title:

[Signature Page – Termination Agreement (Phenomenon Consent Agreement)]

SCHEDULE F

FORM OF ASA TERMINATION AGREEMENT

TERMINATION AGREEMENT

THIS TERMINATION AGREEMENT dated ●, 2022 (the “Execution Date”) is made by and between Constellation Brands, Inc., a corporation existing under the laws of the State of Delaware (“CBI”), and Canopy Growth Corporation, a corporation existing under the federal laws of Canada (the “Company”).

WHEREAS the Company and CBI entered into an administrative services agreement on November 1, 2018 (the “Administrative Services Agreement”), a copy of which is attached as Exhibit “A” hereto;

AND WHEREAS the parties have mutually agreed to terminate the Administrative Services Agreement with effect as of the Execution Date for and upon the terms and conditions contained in this termination agreement (together with any Statement of Work delivered thereunder, the “Termination Agreement”).

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

ARTICLE 1

TERMINATION

Section 1.1 Termination

The parties agree that effective as of the Execution Date, except in respect of sections 5 and 6 thereof (which shall survive such termination), the Administrative Services Agreement (including section 7.4 thereof) is hereby terminated and all of its provisions are hereby declared to be null and void and of no further force and effect as of the Execution Date.

Section 1.2 Release

In consideration of the covenants, agreements and undertakings under this Termination Agreement, the parties hereby agree effective as of the Execution Date as follows (collectively, the “Release”):

(a)

Save and except for the obligations contained herein (including, for certainty, the survival of sections 5 and 6 of the Administrative Services Agreement), CBI (including its agents, assigns, successors, heirs and executors’, administrators and related corporations), hereby fully and finally releases and forever discharges the Company (including its trustees, servants, agents, employees, assigns, successors and administrators, officers, directors, parent, affiliate, subsidiary and related corporations), of and from all manner of actions, causes of action, suits, debts, dues, accounts, bonds, covenants, contracts, claims or demands whatsoever, which it may have had, may now have, or may hereinafter have in respect of the Administrative Services Agreement and any claims, damages, loss or injury, which may have been sustained arising therefrom.

Schedule F-1

(b)

Save and except for the obligations contained herein (including, for certainty, the survival of sections 5 and 6 of the Administrative Services Agreement), the Company (including its trustees, servants, agents, employees, assigns, successors and administrators, officers, directors, parent, affiliate, subsidiary and related corporations), hereby fully and finally releases and forever discharges CBI (including its agents, assigns, successors, heirs and executors’, administrators, and related corporations), of and from all manner of actions, causes of action, suits, debts, dues, accounts, bonds, covenants, contracts, claims or demands whatsoever which they may have had, may now have, or may hereinafter have in respect of the Administrative Services Agreement and any claims, damages, loss or injury, which may have been sustained arising therefrom.

(c)

The parties further acknowledge, covenant and agree that in the event that they should hereafter make any claim, or demand or take any action or proceeding against the other party in connection with any matter covered by the Release, or threaten to do so, the Release may be raised as an estoppel and complete bar to any such claim, demand, action or proceeding.

(d)

The parties further acknowledge, covenant and agree that they shall not make any claim or demand or take any action or proceeding in connection with any matter covered by the Release against any other person or corporation who might claim contribution or indemnity from the other party by virtue of the said claim or proceeding. It is understood and agreed that, if a party makes any claim or takes any proceedings, and the other party is added to such proceeding in any such manner whatsoever, whether justified in law or not, the party making the claim will immediately discontinue the claim and/or proceeding. The parties agree that if any such claim, demand, action or proceeding is made, the other party may raise the Release as an estoppel and complete bar to any such claim, demand, action or proceeding. In the event of any claim, action, demand, action or proceeding, the Release may be pleaded in any proceeding brought to dismiss such claim, action, demand or proceeding on a summary basis and no objection will be raised by the parties in any subsequent proceeding that the other party in it was not privy to the information in this Release.

Section 1.3 Governing Law

This Termination Agreement shall be governed by and construed and interpreted in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein irrespective of the choice of laws principles.

Section 1.4 Notices

All notices, requests, claims, demands and other communications under this Termination Agreement shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by overnight courier service or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 1.4):

Schedule F-2

(a)	if to the Company:

1 Hershey Drive,

Smiths Falls, Ontario K7A 0A8

Attention:        Chief Executive Officer

with a copy (which shall not constitute notice) to:

Cassels Brock & Blackwell LLP

40 King Street West, Suite 2100

Toronto, Ontario M5H 3C2

Attention:        Jonathan Sherman

(b)	if to CBI:

Constellation Brands, Inc.

207 High Point Drive, Bldg. 100

Victor, New York 14564

Attention:        General Counsel

and with a copy (which shall not constitute notice) to:

Osler, Hoskin & Harcourt LLP

100 King Street West, Suite 6200

Toronto, Ontario M5X 1B8

Attention:        Emmanuel Pressman and James R. Brown

Section 1.5 Expenses

Except as otherwise specifically provided in this Termination Agreement, each party shall bear any costs and expenses incurred in connection with exercising its rights and performing its obligations under this Termination Agreement.

Section 1.6 Severability

If any term or other provision of this Termination Agreement is invalid, illegal or incapable of being enforced under any applicable law or as a matter of public policy, all other conditions and provisions of this Termination Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Termination Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the matters contemplated by this Termination Agreement be consummated as originally contemplated to the greatest extent possible.

Section 1.7 Entire Agreement

This Termination Agreement (including the Exhibits hereto) constitutes the entire agreement of the parties with respect to the subject matter of this Termination Agreement and supersede all prior agreements and undertakings, both written and oral, between or on behalf of the parties with respect to the subject matter of this Termination Agreement.

Schedule F-3

Section 1.8 Assignment; No Third-Party Beneficiaries

(c)	This Termination Agreement shall not be assigned by any party hereto without the prior written consent of the other party.

(d)

This Termination Agreement is for the sole benefit of the parties and their permitted successors and assigns and nothing in this Termination Agreement, express or implied, is intended to or shall confer upon any other person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Termination Agreement.

Section 1.9 Amendment; Waiver

No provision of this Termination Agreement may be amended or modified except by a written instrument signed by both parties. No waiver by any party of any provision hereof shall be effective unless explicitly set forth in writing and executed by the party so waiving. The waiver by any party hereto of a breach of any provision of this Termination Agreement shall not operate or be construed as a waiver of any other subsequent breach.

Section 1.10 Injunctive Relief

The parties agree that irreparable harm would occur for which money damages would not be an adequate remedy at law in the event that any of the provisions of this Termination Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, the parties agree that, in the event of any breach or threatened breach of this Termination Agreement by a party, a non-breaching party will be entitled, without the requirement of posting a bond or other security, to equitable relief, including injunctive relief and specific performance, and the parties shall not object to the granting of injunctive or other equitable relief on the basis that there exists an adequate remedy at law. Such remedies will not be the exclusive remedies for any breach of this Termination Agreement but will be in addition to all other remedies available at law or equity to either of the parties.

Section 1.11 Rules of Construction

Interpretation of this Termination Agreement shall be governed by the following rules of construction: (a) words in the singular shall be held to include the plural and vice versa, and words of one gender shall be held to include the other gender as the context requires; (b) references to the terms Section, paragraph and Exhibit are references to the Sections, paragraphs and Exhibits to this Termination Agreement unless otherwise specified; (c) the word “including” and words of similar import shall mean “including, without limitation,”; (d) provisions shall apply, when appropriate, to successive events and transactions; (e) the headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Termination Agreement; (f) a reference to a statute includes all regulations and rules made pursuant to the statute and, unless otherwise specified, the provisions of any statute, regulation or rule which amends, supplements or supersedes any such statute, regulation or rule; and (g) this Termination Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted.

Schedule F-4

Section 1.12 Further Assurances

The parties shall promptly do, make, execute, deliver, or cause to be done, made, executed or delivered, all such further acts, documents and things as the other party may reasonably require from time to time for the purpose of giving effect to the matters contemplated by this Termination Agreement and shall use reasonable efforts and take all such steps as may be reasonably within its power to implement to their full extent the provisions of this Termination Agreements.

Section 1.13 Public Notices/Press Releases

CBI and the Company shall each publicly announce the matters contemplated hereby promptly following the execution of this Termination Agreement by the parties, and the content, text and timing of any announcement shall be approved by the other party in advance, acting reasonably. The parties agree to co-operate in the preparation of presentations, if any, to CBI’s shareholders or the Company’s shareholders regarding the matters contemplated by this Termination Agreement. Except as required by applicable law, regulation or the rules of any stock exchange applicable to a party, no party shall issue any press release or otherwise make public announcements with respect to this Termination Agreement without the consent of the other party (which consent shall not be unreasonably withheld or delayed); provided that, except as required by applicable law, in no circumstance shall any such disclosure by the Company or any of its affiliates include the name of CBI or any of its affiliates without CBI’s prior written consent, in its sole discretion.

Section 1.14 Counterparts

This Termination Agreement may be executed in one or more counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Termination Agreement by facsimile or electronic transmission shall be as effective as delivery of a manually executed counterpart of this Termination Agreement.

[SIGNATURE PAGE FOLLOWS]

Schedule F-5

IN WITNESS WHEREOF, the parties have caused this Termination Agreement to be executed on the date first written above.

CONSTELLATION BRANDS, INC.

By:
Name:
Title:

CANOPY GROWTH CORPORATION

By:
Name:
Title:

[Signature Page – Termination Agreement (ASA)]

SCHEDULE G

FORM OF OMNIBUS TERMINATION AGREEMENT

TERMINATION AGREEMENT

THIS TERMINATION AGREEMENT dated ●, 2022 (the “Execution Date”) is made by and between Constellation Brands, Inc., a corporation existing under the laws of the State of Delaware (“CBI”), and Canopy Growth Corporation, a corporation existing under the federal laws of Canada (the “Company”).

WHEREAS on October ●, 2022, CBG Holdings LLC (“CBG”) and Greenstar Canada Investment Limited Partnership (“GCILP”) entered into a consent agreement with the Company (the “Consent Agreement”), pursuant to which CBG and GCILP consented, subject to the terms and on the conditions set forth in the Consent Agreement, to the completion of a corporate reorganization of the Company;

AND WHEREAS on June 20, 2018, GCILP acquired $200,000,000 aggregate principal amount of senior notes due 2023 (the “Notes”) issued by the Company;

AND WHEREAS on the date hereof, (a) the Company, CBG and GCILP entered into a termination agreement dated as of the date hereof pursuant to which the second amended and restated investor rights agreement dated April 18, 2019, between the Company, CBG and GCILP, was terminated; (b) the Company and CBG entered into a termination agreement dated as of the date hereof pursuant to which the consent agreement dated April 18, 2019, between the Company and CBG, was terminated; (c) the Company and CBG entered into a termination agreement dated as of the date hereof pursuant to which the consent agreement dated June 24, 2020, between the Company and CBG, was terminated; and (d) the Company and CBI entered into a termination agreement dated as of the date hereof pursuant to which the administrative services agreement dated November 1, 2018, between the Company and CBI, was terminated (the agreements terminated pursuant to such termination agreements, collectively, the “Specified Contracts”);

AND WHEREAS it is a requirement under section 2.5(a)(ii)(B) of the Consent Agreement that the Company and CBI terminate or procure the termination of any and all contracts, licences, agreements, obligations, promises, undertakings, understandings, arrangements, documents, commitments, entitlements and engagements, in each case, whether written or oral, other than the Specified Contracts, the Consent Agreement, the Notes and any rights as shareholder of the Company (collectively, the “Contracts”), between the Company, or any of its subsidiaries, on the one hand, and CBI, or any of its subsidiaries, on the other hand, with effect as of the Execution Date for and upon the terms and conditions contained in this termination agreement (the “Termination Agreement”).

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

ARTICLE 1

TERMINATION

Section 1.1 Termination

Each of CBI and the Company, on their own behalf and on behalf of their respective subsidiaries, agree that effective as of the Execution Date, the Contracts are hereby terminated and all of the provisions contained therein are hereby declared to be null and void and of no further force and effect as of the Execution Date.

Schedule G-1

Section 1.2 Release

In consideration of the covenants, agreements and undertakings under this Termination Agreement, the parties hereby agree effective as of the Execution Date as follows (collectively, the “Release”):

(a)

Save and except for the obligations contained herein, CBI (including its agents, assigns, successors, heirs and executors’, administrators and related corporations), hereby fully and finally releases and forever discharges the Company (including its trustees, servants, agents, employees, assigns, successors and administrators, officers, directors, parent, affiliate, subsidiary and related corporations), of and from all manner of actions, causes of action, suits, debts, dues, accounts, bonds, covenants, contracts, claims or demands whatsoever, which it may have had, may now have, or may hereinafter have in respect of the Contracts and any claims, damages, loss or injury, which may have been sustained arising therefrom.

(b)

Save and except for the obligations contained herein, the Company (including its trustees, servants, agents, employees, assigns, successors and administrators, officers, directors, parent, affiliate, subsidiary and related corporations), hereby fully and finally releases and forever discharges CBI (including its agents, assigns, successors, heirs and executors’, administrators, and related corporations), of and from all manner of actions, causes of action, suits, debts, dues, accounts, bonds, covenants, contracts, claims or demands whatsoever which they may have had, may now have, or may hereinafter have in respect of the Contracts and any claims, damages, loss or injury, which may have been sustained arising therefrom.

(c)

The parties further acknowledge, covenant and agree that in the event that they should hereafter make any claim, or demand or take any action or proceeding against the other party in connection with any matter covered by the Release, or threaten to do so, the Release may be raised as an estoppel and complete bar to any such claim, demand, action or proceeding.

(d)

The parties further acknowledge, covenant and agree that they shall not make any claim or demand or take any action or proceeding in connection with any matter covered by the Release against any other person or corporation who might claim contribution or indemnity from the other party by virtue of the said claim or proceeding. It is understood and agreed that, if a party makes any claim or takes any proceedings, and the other party is added to such proceeding in any such manner whatsoever, whether justified in law or not, the party making the claim will immediately discontinue the claim and/or proceeding. The parties agree that if any such claim, demand, action or proceeding is made, the other party may raise the Release as an estoppel and complete bar to any such claim, demand, action or proceeding. In the event of any claim, action, demand, action or proceeding, the Release may be pleaded in any proceeding brought to dismiss such claim, action, demand or proceeding on a summary basis and no objection will be raised by the parties in any subsequent proceeding that the other party in it was not privy to the information in this Release.

Section 1.3 Governing Law

This Termination Agreement shall be governed by and construed and interpreted in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein irrespective of the choice of laws principles.

Schedule G-2

Section 1.4 Notices

All notices, requests, claims, demands and other communications under this Termination Agreement shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by overnight courier service or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 1.4):

(a)	if to the Company:

1 Hershey Drive,

Smiths Falls, Ontario K7A 0A8

Attention:     Chief Executive Officer

with a copy (which shall not constitute notice) to:

Cassels Brock & Blackwell LLP

40 King Street West, Suite 2100

Toronto, Ontario M5H 3C2

Attention:    Jonathan Sherman

(b)	if to CBI:

Constellation Brands, Inc.

207 High Point Drive, Bldg. 100

Victor, New York 14564

Attention:     General Counsel

and with a copy (which shall not constitute notice) to:

Osler, Hoskin & Harcourt LLP

100 King Street West, Suite 6200

Toronto, Ontario M5X 1B8

Attention:    Emmanuel Pressman and James R. Brown

Section 1.5 Expenses

Except as otherwise specifically provided in this Termination Agreement, each party shall bear any costs and expenses incurred in connection with exercising its rights and performing its obligations under this Termination Agreement.

Section 1.6 Severability

If any term or other provision of this Termination Agreement is invalid, illegal or incapable of being enforced under any applicable law or as a matter of public policy, all other conditions and provisions of this Termination Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Termination Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the matters contemplated by this Termination Agreement be consummated as originally contemplated to the greatest extent possible.

Schedule G-3

Section 1.7 Entire Agreement

This Termination Agreement (including the Exhibits hereto) constitutes the entire agreement of the parties with respect to the subject matter of this Termination Agreement and supersede all prior agreements and undertakings, both written and oral, between or on behalf of the parties with respect to the subject matter of this Termination Agreement.

Section 1.8 Assignment; No Third-Party Beneficiaries

(c)	This Termination Agreement shall not be assigned by any party hereto without the prior written consent of the other party.

(d)

This Termination Agreement is for the sole benefit of the parties and their permitted successors and assigns and nothing in this Termination Agreement, express or implied, is intended to or shall confer upon any other person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Termination Agreement.

Section 1.9 Amendment; Waiver

No provision of this Termination Agreement may be amended or modified except by a written instrument signed by both parties. No waiver by any party of any provision hereof shall be effective unless explicitly set forth in writing and executed by the party so waiving. The waiver by any party hereto of a breach of any provision of this Termination Agreement shall not operate or be construed as a waiver of any other subsequent breach.

Section 1.10 Injunctive Relief

The parties agree that irreparable harm would occur for which money damages would not be an adequate remedy at law in the event that any of the provisions of this Termination Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, the parties agree that, in the event of any breach or threatened breach of this Termination Agreement by a party, a non-breaching party will be entitled, without the requirement of posting a bond or other security, to equitable relief, including injunctive relief and specific performance, and the parties shall not object to the granting of injunctive or other equitable relief on the basis that there exists an adequate remedy at law. Such remedies will not be the exclusive remedies for any breach of this Termination Agreement but will be in addition to all other remedies available at law or equity to either of the parties.

Section 1.11 Rules of Construction

Interpretation of this Termination Agreement shall be governed by the following rules of construction: (a) words in the singular shall be held to include the plural and vice versa, and words of one gender shall be held to include the other gender as the context requires; (b) references to the terms Section, paragraph and Exhibit are references to the Sections, paragraphs and Exhibits to this Termination Agreement unless otherwise specified; (c) the word “including” and words of similar import shall mean “including, without limitation,”; (d) provisions shall apply, when appropriate, to successive events and transactions; (e) the headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Termination Agreement; (f) a reference to a statute includes all regulations and rules made pursuant to the statute and, unless otherwise specified, the provisions of any statute, regulation or rule which amends, supplements or supersedes any such statute, regulation or rule; and (g) this Termination Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted.

Schedule G-4

Section 1.12 Further Assurances

The parties shall promptly do, make, execute, deliver, or cause to be done, made, executed or delivered, all such further acts, documents and things as the other party may reasonably require from time to time for the purpose of giving effect to the matters contemplated by this Termination Agreement and shall use reasonable efforts and take all such steps as may be reasonably within its power to implement to their full extent the provisions of this Termination Agreements.

Section 1.13 Public Notices/Press Releases

CBI and the Company shall each publicly announce the matters contemplated hereby promptly following the execution of this Termination Agreement by the parties, and the content, text and timing of any announcement shall be approved by the other party in advance, acting reasonably. The parties agree to co-operate in the preparation of presentations, if any, to CBI’s shareholders or the Company’s shareholders regarding the matters contemplated by this Termination Agreement. Except as required by applicable law, regulation or the rules of any stock exchange applicable to a party, no party shall issue any press release or otherwise make public announcements with respect to this Termination Agreement without the consent of the other party (which consent shall not be unreasonably withheld or delayed); provided that, except as required by applicable law, in no circumstance shall any such disclosure by the Company or any of its affiliates include the name of CBI or any of its affiliates without CBI’s prior written consent, in its sole discretion.

Section 1.14 Counterparts

This Termination Agreement may be executed in one or more counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Termination Agreement by facsimile or electronic transmission shall be as effective as delivery of a manually executed counterpart of this Termination Agreement.

[SIGNATURE PAGE FOLLOWS]

Schedule G-5

IN WITNESS WHEREOF, the parties have caused this Termination Agreement to be executed on the date first written above.

CONSTELLATION BRANDS, INC.

By:
Name:
Title:

CANOPY GROWTH CORPORATION

By:
Name:
Title:

[Signature Page – Termination Agreement (Omnibus)]

EXHIBIT A

PROJECT STEPS PLAN

Exhibit A-1

EXHIBIT B

PRESS RELEASE

Exhibit B-1

EXHIBIT C

FORM OF ARTICLES OF AMENDMENT

(see attached)

SCHEDULE “A”

I.    The Articles of the Corporation are hereby amended as follows:

1.	to increase the authorized capital by creating an unlimited number of exchangeable shares (the “Exchangeable Shares”);

2.

to restate the rights, privileges, restrictions and conditions attaching to the common shares in the capital of the Corporation (the “Common Shares”) by replacing them in their entirety with the rights, privileges, restrictions and conditions set out herein; and

3.

to provide, that after giving effect to the foregoing, the Corporation be and is hereby authorized to issue an unlimited number of Common Shares and an unlimited number of Exchangeable Shares having the rights, privileges, restrictions and conditions set forth in Exhibit “A”, attached hereto;

EXHIBIT “A”

PROVISIONS ATTACHING TO THE COMMON SHARES AND EXCHANGEABLE SHARES

COMMON SHARES

1.

Voting Rights. The holders of the Common Shares shall be entitled to receive notice of and to attend and shall be entitled to one vote at any meeting of the shareholders of the Corporation for each Common Share held.

2.	Dividends. The holders of the Common Shares shall be entitled to receive dividends as and when the directors shall in their discretion declare dividends on the Common Shares and pay the same.

3.

Dissolution. The holders of the Common Shares shall be entitled to receive the remaining property of the Corporation in the event of any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or other distribution of assets of the Corporation among its shareholders for the purpose of winding-up its affairs.

4.

Conversion Right. Each issued and outstanding Common Share may at any time, at the option of the holder, be converted for one Exchangeable Share. The conversion right may be exercised at any time and from time to time by notice in writing delivered to the person appointed by the Corporation as the transfer agent and registrar of the Common Shares and the Exchangeable Shares (the “Transfer Agent”) accompanied by the certificate or certificates representing the Common Shares or, if uncertificated, such other evidence of ownership as the Transfer Agent may require, in respect of which the holder wishes to exercise the right of conversion. The notice must be signed by the registered holder of the Common Shares in respect of which the right of conversion is being exercised or by his, her or its duly authorized attorney and must specify the number of Common Shares which the holder wishes to have converted. Upon receipt of the conversion notice and share certificate(s) or other evidence of ownership satisfactory to the Transfer Agent, the Corporation will cause the Transfer Agent to issue a share certificate or other evidence of ownership representing Exchangeable Shares on the basis set out above to the registered holder of the Common Shares. If fewer than all of the Common Shares represented by a certificate accompanying the notice are to be converted, the holder is entitled to receive a new certificate representing the shares comprised in the original certificate which are not to be converted. Common Shares converted into Exchangeable Shares hereunder will automatically be cancelled.

5.

Subdivision or Consolidation. No subdivision or consolidation of the Common Shares may be carried out unless, at the same time, the Exchangeable Shares are subdivided or consolidated in a manner so as to preserve the relative rights of the holders of each class of securities.

EXCHANGEABLE SHARES

1.

Voting Rights. The holders of Exchangeable Shares shall not be entitled as such to vote at meetings of the shareholders of the Corporation except as otherwise provided by the Canada Business Corporations Act or as required by applicable law or as required by an order of a court of competent jurisdiction; provided that the holders of Exchangeable Shares shall, however, be entitled to receive notice of any meeting of the shareholders of the Corporation and to receive notice of and to attend any meeting of the shareholders of the Corporation called for the purpose of authorizing the dissolution of the Corporation or the sale of its undertaking or assets, or a substantial part thereof.

2.	Dividends. The holders of the Exchangeable Shares shall not be entitled to receive any dividends.

3.

Dissolution. In the event of the dissolution, liquidation or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of assets of the Corporation among its shareholders for the purpose of winding-up its affairs, the holders of the Exchangeable Shares shall not be entitled to receive any amount, property or assets of the Corporation.

4.

Conversion Right. Each issued and outstanding Exchangeable Share may at any time, at the option of the holder, be converted for one Common Share. The conversion right may be exercised at any time and from time to time by notice in writing delivered to the Transfer Agent accompanied by the certificate or certificates representing the Exchangeable Shares or, if uncertificated, such other evidence of ownership as the Transfer Agent may require, in respect of which the holder wishes to exercise the right of conversion. The notice must be signed by the registered holder of the Exchangeable Shares in respect of which the right of conversion is being exercised or by his, her or its duly authorized attorney and must specify the number of Exchangeable Shares which the holder wishes to have converted. Upon receipt of the conversion notice and share certificate(s) or other evidence of ownership satisfactory to the Transfer Agent, the Corporation will cause the Transfer Agent to issue a share certificate or other evidence of ownership representing Common Shares on the basis set out above to the registered holder of the Exchangeable Shares. If fewer than all of the Exchangeable Shares represented by a certificate accompanying the notice are to be converted, the holder is entitled to receive a new certificate representing the shares comprised in the original certificate which are not to be converted. Exchangeable Shares converted into Common Shares hereunder will automatically be cancelled.

5.

Change of Control Adjustment. Upon any consolidation, amalgamation, arrangement, merger, redemption, compulsory acquisition or similar transaction of or involving the Common Shares, or a sale or conveyance of all or substantially all the consolidated assets of the Corporation and its subsidiaries to any other body corporate, trust, partnership or other entity (each a “Change of Control”), each Exchangeable Share that is outstanding on the effective date of a Change of Control shall remain outstanding and, upon the conversion of such Exchangeable Share thereafter, shall be entitled to receive and shall accept, in lieu of the number of Common Shares that the holder thereof would have been entitled to receive prior to such effective date, the number of shares or other securities or property (including cash) that such holder would have been entitled to receive on such Change of Control, if, on the effective date of such Change of Control, the holder had been the registered holder of the number of Common Shares which it was entitled to acquire upon the exchange of the Exchangeable Share as of such date (the “Adjusted Exchange

Consideration”); provided that, in the event that, in connection with a Change of Control, the Exchangeable Shares are to be exchanged for securities of another body corporate, trust, partnership or other entity that are substantially equivalent in all respects to the terms of the Exchangeable Shares (the “Alternative Exchangeable Security”), as determined by the board of directors of the Corporation, acting reasonably, using the same exchange ratio as is applicable for the Common Shares in connection with such Change of Control, then in such circumstances, each Exchangeable Share that is outstanding on the effective date of a Change of Control shall be exchanged for the Alternative Exchangeable Security.

If the Adjusted Exchange Consideration includes cash, then (a) the Corporation shall use its commercially reasonable efforts to ensure that such cash is neither derived in a manner that violates, or derived from any business or operations in violation of, the Controlled Substances Act (21 U.S.C. § 801, et seq.), and (b) the Corporation shall, or shall cause the other body corporate, trust, partnership or other entity resulting from or party to such Change of Control to, deposit with an escrow agent appointed by the Corporation on the closing date of the Change of Control the aggregate cash that would be payable to holders of Exchangeable Shares if all of the outstanding Exchangeable Shares were exchanged immediately following the Change of Control. All such funds shall be held by the escrow agent in a segregated interest-bearing account for the benefit of the holders of Exchangeable Shares, and shall solely be used to satisfy the cash portion of the Adjusted Exchange Consideration upon exchanges of Exchangeable Shares from time to time (with holders of Exchangeable Shares being entitled to any accumulated interest on the funds from the date of initial deposit to and including the business day immediately preceding the date of exchange, on a pro rata basis).

If, in connection with a Change of Control, a holder of a Common Share may elect a form of consideration (including, without limitation, shares, other securities, cash or other property) from options made available, then each holder of Exchangeable Shares shall be deemed to have elected to receive an equal percentage of each of the different types of consideration offered, unless otherwise agreed in writing by such holder of Exchangeable Shares in accordance with the terms of the transaction and prior to any applicable election deadline; provided that if the option made available is between two securities, one of which is an Alternative Exchangeable Security, then all holders of Exchangeable Shares shall be deemed to have elected to receive solely Alternative Exchangeable Securities. In such case, the Adjusted Exchange Consideration shall equal the consideration that a holder of Common Shares making an election on the terms set forth in the preceding sentence would have received in the transaction. After any adjustment pursuant to these terms, the term “Common Shares”, where used above, shall be interpreted to mean securities of any class or classes which, as a result of such adjustment and all prior adjustments pursuant to this section, the holder is entitled to receive upon the exchange of Exchangeable Shares, and the number of Common Shares indicated by any exchange of an Exchangeable Share shall be interpreted to mean the number of Common Shares or other property or securities the holder of the Exchangeable Share is entitled to receive upon the exchange of an Exchangeable Share as a result of such adjustment and all prior adjustments pursuant to these terms.

6.

Subdivision or Consolidation. No subdivision or consolidation of the Exchangeable Shares may be carried out unless, at the same time, the Common Shares are subdivided or consolidated in a manner so as to preserve the relative rights of the holders of each class of securities.